UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2013

Mercantile Bank Corporation

(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on April 25, 2013. At the meeting, our shareholders voted on each of the following four matters:

•	election of eleven directors, each for a one-year term;

•	ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2013;

•	an advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting; and

•	an advisory vote on the frequency of advisory approval of the compensation of our named executive officers.

The final vote results for these four matters is set forth below.

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Kirk J. Agerson	4,738,960	53,731	0	1,999,983

David M. Cassard	4,697,180	95,511	0	1,999,983

Edward J. Clark	4,696,724	95,967	0	1,999,983

John F. Donnelly	4,750,216	42,475	0	1,999,983

Michael D. Faas	2,389,444	2,403,247	0	1,999,983

Doyle A. Hayes	4,742,017	50,674	0	1,999,983

Susan K. Jones	4,697,709	94,982	0	1,999,983

Robert B. Kaminski, Jr.	4,743,338	49,353	0	1,999,983

Calvin D. Murdock	4,696,069	96,622	0	1,999,983

Michael H. Price	4,742,954	49,737	0	1,999,983

Timothy O. Schad	4,749,967	42,724	0	1,999,983

The votes cast on the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2013 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

6,757,639	30,092	4,943	0

The votes cast on the advisory vote to approve the compensation of our executives disclosed in our proxy statement for the annual meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes

4,671,338	112,580	8,773	1,999,983

The votes cast on the advisory vote regarding the frequency of advisory approval of the compensation of our named executive officers were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-votes

4,321,197	79,300	356,747	35,448	1,999,983

For item 4, the Board of Directors recommended an advisory vote frequency of “One Year” for the future non-binding advisory resolutions to approve the compensation of our named executive officers. With the alternative of holding the executive compensation vote every “One Year” receiving the highest number of votes cast on the frequency proposal, the Board has determined that the Company will hold future non-binding advisory votes on the compensation of our named executive officers every year, at least until the next required vote on the frequency of shareholder votes on the compensation of our named executive officers. A shareholder advisory vote on the frequency of the shareholder advisory vote on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles E. Christmas
Charles E. Christmas
Senior Vice President, Chief Financial Officer and Treasurer

Date: April 26, 2013

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